                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 28, 2008

                       NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

         Delaware                      333-111407                 48-1129505
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a- 12 under the Exchange Act (17
     CFR 240.14a-12)

[  ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD.

     On May 28, 2008,  the Company  issued a press  release  announcing  reduced operating  hours.  A copy of the press  release  is  included  in  Exhibit  99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (c)   Exhibits. The following exhibit is furnished pursuant to Item 7.01.

     99.1  Press Release dated May 28, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       National Beef Packing Company, LLC
Date:  May 28, 2008

                                       By:  /s/ Jay D. Nielsen
                                          --------------------------------------
                                            Jay D. Nielsen, Chief Financial
                                            Officer